UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: July 12, 2007
(Date of earliest event reported)
PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of or other jurisdiction of incorporation)	0-11330 (Commission File Number)	16-1124166 (IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK (Address of principal executive offices)	14625-2396 (Zip Code)
(585) 385-6666
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On July 12, 2007, Paychex, Inc.’s (the “Company”) Board of Directors approved the below arrangements for the Company’s officers, as identified:
•	Approved the Officers Performance Incentive Program for the year ending May 31, 2008, which provides for senior vice presidents of the Company, other than the Chief Executive Officer, the opportunity for annual cash bonuses based on goals set in advance by the Governance and Compensation Committee of the Board of Directors of up to 85% of base salary based primarily on the Company’s annual revenue and operating income growth.

•	Approved the 2007-2008 Officer Performance Incentive Award Agreement for the Chief Executive Officer providing for an annual cash bonus based on the goals described in the agreement, as set by the Governance and Compensation Committee, of up to 200% of base salary. The 2007-2008 Officer Performance Incentive Award Agreement has been filed as Exhibit 10.1 to this Current Report on Form 8-K (“Form 8-K”).

•	Approved the grant of restricted stock to its officers as provided under the Company’s 2002 Stock Incentive Plan, as amended and restated effective October 12, 2005. The 2008 Master Restricted Stock Award Agreement has been filed as Exhibit 10.2 to this Form 8-K.

•	Approved a one-time grant of restricted stock to the Chief Financial Officer of 30,000 shares to vest one-third per year beginning in October 2010. The Restricted Stock Award Agreement has been filed as Exhibit 10.3 to this Form 8-K.

•	Amended the 2007 Master Restricted Stock Award Agreement to clarify the calculation of target for acceleration of vesting; to allow for tax withholding obligations to be satisfied with shares; and to accelerate the vesting upon death or disability. The Amended and Restated 2007 Master Restricted Stock Award Agreement has been filed as Exhibit 10.4 to this Form 8-K.
Further Information
Additional information regarding compensation awarded to certain of the Company’s executive officers for the year ended May 31, 2007 will be provided in the Company’s proxy statement for its 2007 Annual Meeting of Stockholders, which is expected to be filed with the Securities and Exchange Commission in August 2007.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
The following exhibits relating to Item 1.01 of this Form 8-K are filed herewith:

Exhibit 10.1	Paychex, Inc. 2002 Stock Incentive Plan (as amended and restated effective October 12, 2005) 2007-2008 Officer Performance Incentive Award Agreement.

Exhibit 10.2	Paychex, Inc. 2002 Stock Incentive Plan (as amended and restated effective October 12, 2005) 2008 Master Restricted Stock Award Agreement.

Exhibit 10.3	Paychex, Inc. 2002 Stock Incentive Plan (as amended and restated effective October 12, 2005) Restricted Stock Award Agreement.

Exhibit 10.4	Paychex, Inc. 2002 Stock Incentive Plan (as amended and restated effective October 12, 2005) Amended and Restated 2007 Master Restricted Stock Award Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.
Date: July 18, 2007	/s/ Jonathan J. Judge
Jonathan J. Judge
President and Chief Executive Officer

Date: July 18, 2007	/s/ John M. Morphy
John M. Morphy
Senior Vice President, Chief Financial Officer, and Secretary

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